Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, Millions of Dollars Except Per Share Amounts)

	FIRST QUARTER
	2022	2021
NET SALES	$4,448.0	$3,720.8
COSTS AND EXPENSES
Cost of sales	3,142.6	2,333.0
Gross profit	1,305.4	1,387.8
% of Net Sales	29.3%	37.3%
Selling, general and administrative	960.3	719.1
% of Net Sales	21.6%	19.3%
Operating profit	345.1	668.7
% of Net sales	7.8%	18.0%
Other - net	62.0	48.0
Loss on sale of business	—	1.0
Restructuring charges	52.7	1.8
Income from operations	230.4	617.9
Interest - net	51.9	44.6
EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND EQUITY INTEREST	178.5	573.3
Income taxes on continuing operations	22.9	115.5
NET EARNINGS FROM CONTINUING OPERATIONS BEFORE EQUITY INTEREST	155.6	457.8
Share of net earnings of equity method investment	—	1.8
NET EARNINGS FROM CONTINUING OPERATIONS	155.6	459.6
Less: Net earnings (losses) attributable to non-controlling interests	0.1	(0.6)
NET EARNINGS FROM CONTINUING OPERATIONS ATTRIBUTABLE TO STANLEY BLACK & DECKER, INC.	$155.5	$460.2
Less: Preferred stock dividends and beneficial conversion feature	—	9.4
NET EARNINGS FROM CONTINUING OPERATIONS ATTRIBUTABLE TO COMMON SHAREOWNERS	$155.5	$450.8
Add: Contract adjustment payments accretion	0.3	0.2
NET EARNINGS FROM CONTINUING OPERATIONS ATTRIBUTABLE TO COMMON SHAREOWNERS - DILUTED	$155.8	$451.0
Earnings from discontinued operations before income taxes	22.2	31.1
Income taxes on discontinued operations	2.4	3.9
NET EARNINGS FROM DISCONTINUED OPERATIONS	$19.8	$27.2
NET EARNINGS ATTRIBUTABLE TO COMMON SHAREOWNERS - DILUTED	$175.6	$478.2
NET EARNINGS ATTRIBUTABLE TO STANLEY BLACK & DECKER, INC.	$175.3	$487.4

BASIC EARNINGS PER SHARE OF COMMON STOCK
Continuing operations	$1.00	$2.86
Discontinued operations	$0.13	$0.17
Total basic earnings per share of common stock	$1.13	$3.04
DILUTED EARNINGS PER SHARE OF COMMON STOCK
Continuing operations	$0.94	$2.74
Discontinued operations	$0.12	$0.17
Total diluted earnings per share of common stock	$1.06	$2.91
DIVIDENDS PER SHARE OF COMMON STOCK	$0.79	$0.70
WEIGHTED-AVERAGE SHARES OUTSTANDING (in thousands)
Basic	155,433	157,490
Diluted	165,413	164,349

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited, Millions of Dollars)

	April 2, 2022	January 1, 2022
ASSETS
Cash and cash equivalents	$165.8	$142.1
Accounts and notes receivable, net	1,842.0	1,481.7
Inventories, net	6,267.7	5,419.9
Current assets held for sale	864.0	869.6
Other current assets	596.7	613.1
Total current assets	9,736.2	8,526.4
Property, plant and equipment, net	2,365.6	2,336.8
Goodwill and other intangibles, net	13,237.3	13,285.7
Long-term assets held for sale	2,628.5	2,635.8
Other assets	1,391.1	1,395.3
Total assets	$29,358.7	$28,180.0
LIABILITIES AND SHAREOWNERS’ EQUITY
Short-term borrowings	$5,086.4	$2,241.1
Current maturities of long-term debt	1.2	1.3
Accounts payable	3,367.7	3,423.6
Accrued expenses	2,036.2	2,641.0
Current liabilities held for sale	463.5	460.4
Total current liabilities	10,955.0	8,767.4
Long-term debt	5,355.5	4,353.6
Long-term liabilities held for sale	129.1	137.4
Other long-term liabilities	3,564.3	3,329.2
Stanley Black & Decker, Inc. shareowners’ equity	9,352.8	11,590.5
Non-controlling interests’ equity	2.0	1.9
Total liabilities and shareowners' equity	$29,358.7	$28,180.0

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
SUMMARY OF CASH FLOW ACTIVITY
(Unaudited, Millions of Dollars)

		FIRST QUARTER
		2022	2021
	OPERATING ACTIVITIES
	Net earnings from continuing operations	$155.6	$459.6
	Net earnings from discontinued operations	19.8	27.2
	Depreciation and amortization	143.7	144.0
	Loss on sale of business	—	1.0
	Share of net earnings of equity method investment	—	(1.8)
	Changes in working capital[1]	(1,336.1)	(720.4)
	Other	(224.1)	(67.4)
	Net cash used in operating activities	(1,241.1)	(157.8)
	INVESTING AND FINANCING ACTIVITIES
	Capital and software expenditures	(139.8)	(88.3)
	Proceeds from sales of assets	9.0	1.3
	Business acquisitions, net of cash acquired	(36.5)	(0.2)
	Net investment hedge settlements	4.7	(52.6)
	Proceeds from debt issuances, net of fees	994.8	—
	Stock purchase contract fees	(9.8)	(9.8)
	Net short-term borrowings (repayments)	2,844.8	(0.7)
	Proceeds from issuances of common stock	13.7	64.1
	Purchases of common stock for treasury	(2,313.0)	(14.9)
	Craftsman contingent consideration	(9.8)	(7.0)
	Termination of interest rate swaps	22.7	—
	Cash dividends on common stock	(116.3)	(110.1)
	Cash dividends on preferred stock	—	(9.4)
	Effect of exchange rate changes on cash	4.8	(38.9)
	Other	(2.5)	(15.3)
	Net cash provided by (used in) investing and financing activities	1,266.8	(281.8)
	Increase (decrease) in cash, cash equivalents and restricted cash	25.7	(439.6)
	Cash, cash equivalents and restricted cash, beginning of period	294.8	1,398.3
	Cash, cash equivalents and restricted cash, end of period	$320.5	$958.7

	Free Cash Flow Computation[2]
	Net cash used in operating activities	$(1,241.1)	$(157.8)
	Less: capital and software expenditures	(139.8)	(88.3)
	Free cash flow (before dividends)	$(1,380.9)	$(246.1)

	Reconciliation of Cash, Cash Equivalents and Restricted Cash
		April 2, 2022	January 1, 2022
	Cash and cash equivalents	$165.8	$142.1
	Restricted cash included in Other current assets	3.9	7.6
	Cash and cash equivalents included in Current assets held for sale	150.8	145.1
	Cash, cash equivalents and restricted cash	$320.5	$294.8

1	Working capital is comprised of accounts receivable, inventory, accounts payable and deferred revenue.
2	Free cash flow is defined as cash flow from operations less capital and software expenditures. Management considers free cash flow an important measure of its liquidity, as well as its ability to fund future growth and to provide a return to the shareowners, and is useful information for investors. Free cash flow does not include deductions for mandatory debt service, other borrowing activity, discretionary dividends on the Company’s common and preferred stock and business acquisitions, among other items.

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
BUSINESS SEGMENT INFORMATION
(Unaudited, Millions of Dollars)

	FIRST QUARTER
	2022	2021
NET SALES
Tools & Outdoor	$3,801.2	$3,062.9
Industrial	646.6	657.7
Segment Net Sales	4,447.8	3,720.6
Other	0.2	0.2
Total	$4,448.0	$3,720.8
SEGMENT PROFIT
Tools & Outdoor	$378.5	$644.7
Industrial	41.3	99.8
Segment Profit	419.8	744.5
Corporate Overhead	(74.7)	(75.8)
Total	$345.1	$668.7
Segment Profit as a Percentage of Net Sales
Tools & Outdoor	10.0%	21.0%
Industrial	6.4%	15.2%
Segment Profit	9.4%	20.0%

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP EARNINGS FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars Except Per Share Amounts)

		FIRST QUARTER 2022
		GAAP	Acquisition- Related Charges & Other[1]	Non-GAAP[3]
	Gross profit	$1,305.4	$88.8	$1,394.2
	% of Net Sales	29.3%		31.3%
	Selling, general and administrative	960.3	(78.9)	881.4
	% of Net Sales	21.6%		19.8%
	Operating profit	345.1	167.7	512.8
	% of Net Sales	7.8%		11.5%
	Earnings from continuing operations before income taxes and equity interest	178.5	221.4	399.9
	Income taxes on continuing operations	22.9	29.8	52.7
	Net earnings from continuing operations attributable to common shareowners - Diluted	155.8	191.6	347.4
	Diluted earnings per share of common stock - Continuing operations	$0.94	$1.16	$2.10

[1]	Acquisition-related charges and other relate primarily to non-cash inventory step-up charges, restructuring, a voluntary retirement program, integration-related costs and the Russia business closure.

		FIRST QUARTER 2021
		GAAP	Acquisition- Related Charges & Other[2]	Non-GAAP[3]
	Gross profit	$1,387.8	$4.4	$1,392.2
	% of Net Sales	37.3%		37.4%
	Selling, general and administrative	719.1	(15.0)	704.1
	% of Net Sales	19.3%		18.9%
	Operating profit	668.7	19.4	688.1
	% of Net Sales	18.0%		18.5%
	Earnings from continuing operations before income taxes and equity interest	573.3	23.8	597.1
	Income taxes on continuing operations	115.5	6.0	121.5
	Share of net earnings of equity method investment	1.8	0.2	2.0
	Net earnings from continuing operations attributable to common shareowners - Diluted	451.0	18.0	469.0
	Diluted earnings per share of common stock - Continuing operations	$2.74	$0.11	$2.85

[2]	Acquisition-related charges and other relate primarily to functional transformation initiatives and facility-related costs.
[3]	The non-GAAP 2022 and 2021 information, as reconciled to GAAP above, is considered relevant to aid analysis and understanding of the Company’s results, business trends and outlook measures aside from the material impact of acquisition-related and other charges and ensures appropriate comparability to operating results of prior periods.

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP SEGMENT PROFIT FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars)

		FIRST QUARTER 2022
		GAAP	Acquisition- Related Charges and Other[1]	Non-GAAP[3]
	SEGMENT PROFIT
	Tools & Outdoor	$378.5	$153.7	$532.2
	Industrial	41.3	3.5	44.8
	Segment Profit	419.8	157.2	577.0
	Corporate Overhead	(74.7)	10.5	(64.2)
	Total	$345.1	$167.7	$512.8
	Segment Profit as a Percentage of Net Sales
	Tools & Outdoor	10.0%		14.0%
	Industrial	6.4%		6.9%
	Segment Profit	9.4%		13.0%

[1]	Acquisition-related charges and other relate primarily to non-cash inventory step-up charges, a voluntary retirement program, integration-related costs and the Russia business closure.

		FIRST QUARTER 2021
		GAAP	Acquisition- Related Charges and Other[2]	Non-GAAP[3]
	SEGMENT PROFIT
	Tools & Outdoor	$644.7	$4.2	$648.9
	Industrial	99.8	3.6	103.4
	Segment Profit	744.5	7.8	752.3
	Corporate Overhead	(75.8)	11.6	(64.2)
	Total	$668.7	$19.4	$688.1
	Segment Profit as a Percentage of Net Sales
	Tools & Outdoor	21.0%		21.2%
	Industrial	15.2%		15.7%
	Segment Profit	20.0%		20.2%

[2]	Acquisition-related charges and other relate primarily to functional transformation initiatives and facility-related costs.
[3]	The non-GAAP 2022 and 2021 business segment information, as reconciled to GAAP above, is considered relevant to aid analysis and understanding of the Company’s results, business trends and outlook measures aside from the material impact of acquisition-related and other charges and ensures appropriate comparability to operating results of prior periods.